AMENDED AND RESTATED BYLAWS
OF
DELAWARE INVESTMENTS GLOBAL
DIVIDEND AND INCOME FUND, INC.
A Maryland Corporation


ARTICLE I
OFFICES

	Section 1. PRINCIPAL OFFICE.
The
principal executive office of
Delaware
Investments Global Dividend and
Income
Fund, Inc. (the Corporation) shall
be One
Commerce Square, Philadelphia,
Pennsylvania,
19103.  The board of directors (the
Board of
Directors) may, from time to time,
change the
location of the principal executive
office of the
Corporation to any place within or
outside the
State of Maryland.

	Section 2. OTHER OFFICES. The
Board of Directors may at any time
establish
branch or subordinate offices at
any place or
places where the Corporation
intends to do
business.

ARTICLE II
	MEETINGS OF STOCKHOLDERS

	Section 1. PLACE OF MEETINGS.
Meetings of stockholders shall be
held at any
place within or outside the State
of Maryland
designated by the Board of
Directors. In the
absence of any such designation by
the Board of
Directors, stockholders meetings
shall be held
at the principal executive office
of the
Corporation.  For purposes of these
Amended
and Restated ByLaws (the ByLaws),
the
term stockholder shall mean a
record owner of
shares of capital stock of the
Corporation.

	Section 2. CALL OF MEETING. A
meeting of the stockholders may be
called at any
time by the Board of Directors, the
Chairperson
(as defined under Section 3 of
Article III herein)
or by the President (as defined
under Section 1
of Article V herein). If the
Corporation is
required under the Investment
Company Act of
1940, as amended (the 1940 Act), to
hold a
stockholders meeting to elect
directors, the
meeting shall be deemed an annual
meeting
for that year for purposes of the
1940 Act.

	Section 3. SPECIAL MEETINGS.
Special meetings of the stockholders may be called at any time by the Chairperson, President or a majority of the members of the Board of
Directors and shall be called by
the secretary of
the Corporation upon the written
request of the
holders of at least a majority of
the shares of the
capital stock of the Corporation
issued and
outstanding and entitled to vote at
such meeting.
Upon receipt of a written request
from such
holders entitled to call a special
meeting, which
shall state the purpose of the
meeting and the
matter proposed to be acted on at
it, the
secretary shall issue notice of
such meeting.
The cost of preparing and mailing
the notice of a
special meeting of stockholders
shall be borne
by the Corporation.  Special
meetings of the
stockholders shall be held at the
principal office
of the Corporation, or at such
other place within
or without the State of Maryland as
the Board of
Directors may from time to time
direct, or at
such place within or without the
State of
Maryland as shall be specified in
the notice of
such meeting.

	Section 4. NOTICE OF
STOCKHOLDERS MEETING. All notices
of
meetings of stockholders shall be
sent or
otherwise given, in accordance with
Section 5 of
this Article, not less than ten
(10) nor more than
ninety (90) days before the date of
the meeting.
The notice shall specify (i) the
place, date and
hour of the meeting, and (ii) the
general nature
of the business to be transacted.
The notice of
any meeting at which directors are
to be elected
also shall include the name of any
nominee or
nominees whom at the time of the
notice are
intended to be presented for
election. Except
with respect to adjournments as
provided herein,
no business shall be transacted at
such meeting
other than that specified in the
notice.

	Section 5. MANNER OF GIVING
NOTICE; AFFIDAVIT OF NOTICE. Notice
of
any meeting of stockholders shall
be given
either personally or by firstclass
mail, courier
or telegraphic, facsimile,
electronic mail or
other written communication,
charges prepaid,
addressed to the stockholder at the
address of
that stockholder appearing on the
books of the
Corporation or its transfer agent
or given by the
stockholder to the Corporation for
the purpose
of notice. If no such address
appears on the
Corporations books or is given,
notice shall be
deemed to have been given if sent
to that
stockholder by firstclass mail,
courier, or
telegraphic, facsimile, electronic
mail or other
written communication to the
Corporations
principal executive office. Notice
shall be
deemed to have been given at the
time when
delivered personally or deposited
in the mail,
with a courier or sent by telegram,
facsimile,
electronic mail or other means of
written
communication.

	If any notice addressed to a
stockholder
at the address of that stockholder
appearing on
the books of the Corporation is
returned to the
Corporation marked to indicate that
the notice to
the stockholder cannot be delivered
at that
address, all future notices or
reports shall be
deemed to have been duly given
without further
mailing, or substantial equivalent
thereof, if
such notices shall be available to
the
stockholder on written demand of
the
stockholder at the principal
executive office of
the Corporation for a period of one
year from
the date of the giving of the
notice.

	An affidavit of the mailing
or other
means of giving any notice of any
stockholders
meeting shall be executed by the
secretary,
assistant secretary or any transfer
agent of the
Corporation giving the notice and
shall be filed
and maintained in the records of
the
Corporation.  Such affidavit shall,
in the
absence of fraud, be prima facie
evidence of the
facts stated therein.

	Section 6. ADJOURNED MEETING;
NOTICE. Any stockholders meeting,
whether
or not a quorum is present, may be
adjourned
from time to time (and at any time
during the
course of the meeting) by a
majority of the votes
cast by those stockholders present
in person or
by proxy, or by the chairperson of
the meeting.
Any adjournment may be with respect
to one or
more proposals, but not necessarily
all
proposals, to be voted or acted
upon at such
meeting and any adjournment will
not delay or
otherwise affect the effectiveness
and validity of
a vote or other action taken at a
stockholders
meeting prior to adjournment.

	When any stockholders meeting
is
adjourned to another time or place,
notice need
not be given of the adjourned
meeting at which
the adjournment is taken, unless a
new record
date of the adjourned meeting is
fixed or unless
the adjournment is for more than
one hundred
twenty (120) days from the record
date set for
the original meeting, in which case
the Board of
Directors shall set a new record
date. If notice of
any such adjourned meeting is
required pursuant
to the preceding sentence, it shall
be given to
each stockholder of record entitled
to vote at the
adjourned meeting in accordance
with the
provisions of Sections 4 and 5 of
this Article.
At any adjourned meeting, the
Corporation may
transact any business that might
have been
transacted at the original meeting.

	Section 7.  QUORUM.  At all
meetings
of the stockholders a quorum shall
consist of the
holders of a majority of the
outstanding shares
of the capital stock of the
Corporation entitled
to vote at such meeting.  In the
absence of a
quorum no business shall be
transacted except
that the stockholders present in
person or by
proxy and entitled to vote at such
meeting shall
have power to adjourn the meeting
from time to
time to a date not more than
onehundred twenty
(120) days after the original
record date without
further notice other than
announcement at the
meeting.  At any such adjourned
meeting, at
which a quorum shall be present,
any business
may be transacted which might have
been
transacted at the meeting on the
date specified in
the original notice.

	Section  8. WRITTEN ACTION.
Any
action that might be taken at a
meeting of the
stockholders may be taken without a
meeting if
done in writing and signed by all
of the
stockholders entitled to vote on
that action.

	Section 9. VOTING. The
stockholders
entitled to vote at any meeting of
stockholders
shall be determined in accordance
with the
provisions of the Articles of
Incorporation (the
Charter) and these ByLaws, as may
be amended from time to time and as
in effect at
such time. The stockholders vote
may be by
voice vote or by ballot; provided,
however, that
any election for directors must be
by ballot if
demanded by any stockholder before
the voting
has begun.

	Abstentions and broker
nonvotes will
be included for purposes of
determining whether
a quorum is present at a
stockholders meeting.
Abstentions and broker non-votes
will be treated
as votes present at a stockholders
meeting, but
will not be treated as votes cast.
Abstentions
and broker nonvotes, therefore,
will have no
effect on proposals which require a
plurality or
majority of votes cast for
approval, but will have
the same effect as a vote against
on proposals
requiring a majority of outstanding
voting
securities for approval.

	Section 10. WAIVER OF NOTICE
BY
CONSENT OF ABSENT STOCKHOLDERS.
The transactions of a meeting of
stockholders,
however called and noticed and
wherever held,
shall be valid as though transacted
at a meeting
duly held after regular call and
notice if a
quorum be present either in person
or by proxy.
Attendance by a person at a meeting
shall also
constitute a waiver of notice with
respect to that
person of that meeting, except when
the person
objects at the beginning of the
meeting to the
transaction of any business because
the meeting
is not lawfully called or convened
and except
that such attendance is not a
waiver of any right
to object to the consideration of
matters not
included in the notice of the
meeting if that
objection is expressly made at the
beginning of
the meeting.  Whenever notice of a
meeting is
required to be given to a
stockholder under the
Charter or these ByLaws, a written
waiver
thereof, executed before or after
the meeting by
such stockholder or his or her
attorney thereunto
authorized and filed with the
records of the
meeting, shall be deemed equivalent
to such
notice.

	Section 11. PROXIES. Every
stockholder entitled to vote for
directors or on
any other matter shall have the
right to do so
either in person or by one or more
agents
authorized by a written proxy
signed by the
stockholder and filed with the
secretary of the
Corporation. A proxy shall be
deemed signed if
the stockholders name is placed on
the proxy
(whether by manual signature,
typewriting,
telegraphic transmission,
electronic transmission
or otherwise) by the stockholder or
the
stockholders attorney in fact.  A
validly
executed proxy which does not state
that it is
irrevocable shall continue in full
force and
effect unless (i) revoked by the
stockholder
executing it by a written notice
delivered to the
Corporation prior to the exercise
of the proxy or
by the stockholders execution of a
subsequent
proxy or attendance and vote in
person at the
meeting; or (ii) written notice of
the death or
incapacity of the stockholder is
received by the
Corporation before the proxys vote
is counted;
provided, however, that no proxy
shall be valid
after the expiration of eleven (11)
months from
the date of the proxy unless
otherwise provided
in the proxy.  The revocability of
a proxy that
states on its face that it is
irrevocable shall be
governed by the provisions of the
Maryland
General Corporation Law.

	With respect to any
stockholders
meeting, the Corporation may accept
proxies by
any electronic, telephonic,
computerized,
telecommunications or other
reasonable
alternative to the execution of a
written
instrument authorizing the proxy to
act,
provided the stockholders
authorization is
received within eleven (11) months
before the
meeting.  A proxy with respect to
shares held in
the name of two or more Persons
shall be valid
if executed by any one of them
unless at or prior
to exercise of the proxy the
Corporation
receives a specific written notice
to the contrary
from any one of them.  A proxy
purporting to be
executed by or on behalf of a
stockholder shall
be deemed valid unless challenged
at or prior to
its exercise and the burden of
proving invalidity
shall rest with the challenger.

	Section 12. INSPECTORS OF
ELECTION. Before any meeting of
stockholders, the Board of
Directors or the
appropriate officers of the
Corporation may
appoint any person other than
nominees for
office to act as inspector of
election at the
meeting or its adjournment.  If no
inspector of
election is so appointed, the
chairperson of the
meeting may, and on the request of
any
stockholder or a stockholders proxy
shall,
appoint an inspector of election at
the meeting.
If any person appointed as
inspector fails to
appear or fails or refuses to act,
the chairperson
of the meeting may, and on the
request of any
stockholder or a stockholders proxy
shall,
appoint a person to fill the
vacancy.

	The inspector shall:

	(a)	determine the number of
shares
outstanding and the voting power of
each, the
shares represented at the meeting,
the existence
of a quorum and the authenticity,
validity and
effect of proxies;

	(b)	receive votes, ballots
or
consents;

	(c)	hear and determine all
challenges and questions in any way
arising in
connection with the right to vote;

	(d)	count and tabulate all
votes or
consents;

	(e)	determine when the
polls shall
close;

	(f)	determine the result;
and

	(g)	do any other acts that
may be
proper to conduct the election or
vote with
fairness to all stockholders.

ARTICLE III
DIRECTORS

	Section 1. POWERS. Subject to
the
applicable provisions of the
Charter and these
ByLaws relating to action requiring
stockholder
approval, the business and affairs
of the
Corporation shall be managed and
all powers
shall be exercised by or under the
direction of
the Board of Directors.


	Section 2. NUMBER OF
DIRECTORS.
The Board of Directors shall
consist of not less
than three members; provided,
however, that if
there are fewer than three
stockholders, then the
number of directors may be the same
as the
number of stockholders, but not
less than one.
The Board of Directors may alter
the number of
directors set by these ByLaws in
accordance
with applicable provisions of law;
provided
however, that such action shall not
affect the
tenure of office of any director.

	Section 3. CHAIRPERSON. The
Board
of Directors may elect a
chairperson for the
purpose of presiding at meetings of
the Board of
Directors (the Chairperson).  The
Chairperson
shall exercise and perform such
other powers
and duties as may be from time to
time assigned
to the Chairperson by the Board of
Directors or
prescribed by the ByLaws.  The
Chairperson
may delegate his or her powers and
duties to the
directors or officers of the
Corporation that he
or she deems appropriate, provided
that such
delegation is consistent with
applicable legal
and regulatory requirements.

	Section 4. VACANCIES.
Vacancies in
the Board of Directors may be
filled by a
majority of the remaining
directors, though less
than a quorum, or by a sole
remaining director,
unless the Board of Directors calls
a meeting of
stockholders for the purpose of
filling such
vacancies.  Notwithstanding the
above,
whenever and for so long as the
Corporation is a
participant in or otherwise has in
effect a plan
under which the Corporation may be
deemed to
bear expenses of distributing its
shares as that
practice is described in Rule 12b1
under the
1940 Act, then the selection and
nomination of
the directors who are not
interested persons of
the Corporation, as that term is
defined in the
1940 Act (the Independent
Directors) shall be,
and is, committed to the discretion
of the
Independent Directors.

	Section 5. PLACE OF MEETINGS
AND MEETINGS BY TELEPHONE. All
meetings of the Board of Directors
may be held
at any place within or outside the
State of
Maryland that has been designated
from time to
time by resolution of the Board of
Directors. In
the absence of such a designation,
regular
meetings shall be held at the
principal executive
office of the Corporation. Any
meeting, regular
or special, may be held by
conference telephone
or similar communication equipment,
so long as
all directors participating in the
meeting can
hear one another, and all such
directors shall be
deemed to be present in person at
the meeting.

	Section 6. REGULAR MEETINGS.
Regular meetings of the Board of
Directors shall
be held without call at such time
as shall from
time to time be fixed by the Board
of Directors.
Such regular meetings may be held
without
notice.

	Section 7. SPECIAL MEETINGS.
Special meetings of the Board of
Directors for
any purpose or purposes may be
called at any
time by the Chairperson, the
President (as
defined under Section 1 of Article
V herein),
any vice president, the secretary
or any two (2)
directors.

	Notice of the time and place
of special
meetings shall be delivered
personally or by
telephone to each director or sent
by first class
mail, courier or telegram, charges
prepaid, or by
facsimile or electronic mail,
addressed to each
director at that directors address
as it is shown
on the records of the Corporation.
In case the
notice is mailed, it shall be
deposited in the
United States mail at least seven
(7) days before
the time of the holding of the
meeting. In case
the notice is delivered personally,
by telephone,
by courier, to the telegraph
company, or by
express mail, facsimile, electronic
mail or
similar service, it shall be
delivered at least
fortyeight (48) hours before the
time of the
holding of the meeting. Any oral
notice given
personally or by telephone may be
communicated either to the director
or to a
person at the office of the
director who the
person giving the notice has reason
to believe
will promptly communicate it to the
director.
The notice need not specify the
purpose of the
meeting or, if the meeting is to be
held at the
principal executive office of the
Corporation,
the place of the meeting.

	Section 8. QUORUM. A majority
of the
authorized number of directors
shall constitute a
quorum for the transaction of
business, except to
adjourn as provided in Section 11
of this
Article. Every act or decision done
or made by a
majority of the directors present
at a meeting
duly held at which a quorum is
present shall be
regarded as the act of the Board of
Directors,
subject to the provisions of the
Charter. A
meeting at which a quorum is
initially present
may continue to transact business
notwithstanding the withdrawal of
directors if
any action taken is approved by at
least a
majority of the required quorum for
that
meeting.

	Section 9. WAIVER OF NOTICE.

Notice of any meeting need not be
given to any
director who either before or after
the meeting
signs a written waiver of notice, a
consent to
holding the meeting, or an approval
of the
minutes. The waiver of notice or
consent need
not specify the purpose of the
meeting. All such
waivers, consents, and approvals
shall be filed
with the records of the Corporation
or made a
part of the minutes of the meeting.
Notice of a
meeting shall also be deemed given
to any
director who attends the meeting
without
protesting before or at its
commencement about
the lack of notice to that
director.

	Section 10.  ACTION BY
WRITTEN
CONSENT IN LIEU OF MEETINGS.
Except
as required by law, including the
1940 Act and
the rules and regulations
thereunder, on any
matter required or permitted to be
voted on by
the Board of Directors, or any
committee of the
Board of Directors, the Board of
Directors or a
committee thereof may take such
action without
a meeting, without prior notice and
without a
vote, if a unanimous consent that
sets forth such
action is provided in writing or by
electronic
transmission by each member of the
Board of
Directors or the committee and such
consents
are filed in paper or electronic
form with the
minutes of proceedings of the Board
of
Directors or the committee.

	Section 11. ADJOURNMENT. A
majority of the directors present,
whether or not
constituting a quorum, may adjourn
any matter
at any meeting to another time and
place.

	Section 12. NOTICE OF
ADJOURNMENT. Notice of the time and
place
of holding an adjourned meeting
need not be
given unless the meeting is
adjourned for more
than seven (7) days, in which case
notice of the
time and place shall be given
before the time of
the adjourned meeting to the
directors who were
present at the time of the
adjournment.

	Section 13. FEES AND
COMPENSATION OF DIRECTORS.
Directors
and members of committees may
receive such
compensation, if any, for their
services and such
reimbursement of expenses as may be
fixed or
determined by resolution of the
Board of
Directors. This Section 13 shall
not be
construed to preclude any director
from serving
the Corporation in any other
capacity as an
officer, agent, employee, or
otherwise and
receiving compensation for those
services.

	Section 14. DIRECTOR
EMERITUS.
Upon retirement of a director, the
Board of
Directors may elect him or her to
the position of
Director Emeritus. A Director
Emeritus shall
serve for one year and may be
reelected by the
Board of Directors from year to
year thereafter.
Any person serving as a Director
Emeritus shall
not vote at meetings of directors
and shall not be
held responsible for actions of the
Board of
Directors but shall receive fees
paid to directors
for serving as such.

ARTICLE IV
COMMITTEES

	Section 1. COMMITTEES OF THE
BOARD OF DIRECTORS. The Board of
Directors may, by resolution
adopted by a
majority of the authorized number
of directors,
designate one or more committees,
each
consisting of two (2) or more
directors, to serve
at the pleasure of the Board of
Directors. The
Board of Directors may designate
one or more
directors as alternate members of
any committee
who may replace any absent member
at any
meeting of the committee. Any
committee to the
extent provided in the resolution
of the Board of
Directors, shall have the authority
of the Board
of Directors, except with respect
to:

	(a) the approval of any
action which
under the Charter or applicable law
also requires
stockholders approval or requires
approval by a
majority of the entire Board of
Directors or
certain members of said Board of
Directors;

	(b) the filling of vacancies
on the Board
of Directors or in any committee;

	(c) the fixing of
compensation of the
directors for serving on the Board
of Directors
or on any committee;

	(d) the amendment or repeal
of the
Charter or of the ByLaws or the
adoption of
new ByLaws;

	(e) the amendment or repeal
of any
resolution of the Board of
Directors which by its
express terms is not so amendable
or repealable;
or

	(f) the appointment of any
other
committees of the Board of
Directors or the
members of these committees.

	Section 2. MEETINGS AND
ACTION
OF COMMITTEES. Meetings and action
of any
committee shall be governed by and
held and
taken in accordance with the
provisions of
Article III of these ByLaws, with
such changes
in the context thereof as are
necessary to
substitute the committee and its
members for the
Board of Directors and its members,
except that
the time of regular meetings of any
committee
may be determined either by
resolution of the
Board of Directors or by resolution
of the
committee. Special meetings of any
committee
may also be called by resolution of
the Board of
Directors, and notice of special
meetings of any
committee shall also be given to
all alternate
members who shall have the right to
attend all
meetings of the committee. The
Board of
Directors may adopt rules for the
government of
any committee not inconsistent with
the
provisions of these ByLaws.

ARTICLE V
OFFICERS

	Section 1. OFFICERS. The
officers of
the Corporation shall be a
president and chief
executive officer (the President),
a secretary,
and a treasurer.  The Corporation
may also have,
at the discretion of the Board of
Directors, one
or more vice presidents, one or
more assistant
vice presidents, one or more
assistant
secretaries, one or more assistant
treasurers, and
such other officers as may be
appointed in
accordance with the provisions of
Section 3 of
this Article.  Any number of
offices may be held
by the same person, except the
offices of
President and vice president.

	Section 2. ELECTION OF
OFFICERS.
The officers of the Corporation
designated in
Section 1 of this Article shall be
chosen by the
Board of Directors, and each shall
serve at the
pleasure of the Board of Directors,
subject to the
rights, if any, of an officer under
any contract of
employment.

	Section 3. SUBORDINATE
OFFICERS.  The Board of Directors
may
appoint and may empower the
Chairperson
and/or the President to appoint
such other
officers as the business of the
Corporation may
require, each of whom shall hold
office for such
period, have such authority and
perform such
duties as are provided in these
ByLaws or as
the Board of Directors may from
time to time
determine.

	Section 4. REMOVAL AND
RESIGNATION OF OFFICERS.  Subject
to the
rights, if any, of an officer under
any contract of
employment, any officer may be
removed, either
with or without cause, by the Board
of Directors
at any regular or special meeting
of the Board of
Directors, or by an officer upon
whom such
power of removal may be conferred
by the
Board of Directors.

	Any officer may resign at any
time by
giving written notice to the
Corporation.  Any
resignation shall take effect at
the date of the
receipt of that notice or at any
later time
specified in that notice; and
unless otherwise
specified in that notice, the
acceptance of the
resignation shall not be necessary
to make it
effective.  Any resignation is
without prejudice
to the rights, if any, of the
Corporation under
any contract to which the officer
is a party.

	Section 5. VACANCIES IN
OFFICES.
A vacancy in any office because of
death,
resignation, removal,
disqualification or other
cause shall be filled in the manner
prescribed in
these ByLaws for regular
appointment to that
office.

	Section 6. PRESIDENT. Subject
to such
supervisory powers, if any, as may
be given by
the Board of Directors to the
Chairperson, the
President shall be the chief
executive officer of
the Corporation and shall, subject
to the control
of the Board of Directors, have
general
supervision, direction and control
of the
business and the officers of the
Corporation.
The President shall have the
general powers and
duties of management usually vested
in the
office of president of a
corporation and shall
have such other powers and duties
as may be
prescribed by the Board of
Directors or these
ByLaws.

	Section 7. VICE PRESIDENTS.
In the
absence or disability of the
President, vice
presidents, in the order as
determined by the
Board of Directors, shall succeed
to all of the
duties of the President and when so
acting shall
have all powers of and be subject
to all the
restrictions upon the President
until the
Presidents return, or until such
disability shall
be removed or until a new President
shall have
been elected.  The vice presidents
shall have
such other powers and perform such
other duties
as from time to time may be
prescribed for them
respectively by the Board of
Directors, the
Chairperson, the President or these
ByLaws.

	Section 8. SECRETARY. The
secretary
shall keep or cause to be kept at
the principal
executive office of the
Corporation, or such
other place as the Board of
Directors may direct,
a book of minutes of all meetings
and actions of
directors, committees of directors
and
stockholders, which shall record
the time and
place of such meetings, designation
of whether
such a meeting is regular or
special, the names
of those present at directors
meetings or
committee meetings, and a summary
of the
proceedings.

	The secretary shall cause to
be kept at
the principal executive office of
the
Corporation, or at the office of
the
Corporations transfer agent or
registrar, a share
register or a duplicate share
register showing the
names of all stockholders and their
addresses,
the number, series and classes of
shares held by
each, the number and date of
certificates issued
for the same and the number and
date of
cancellation of every certificate
surrendered for
cancellation.

	The secretary shall give or
cause to be
given notice of all meetings of the
stockholders
and of the Board of Directors
required by these
ByLaws or by applicable law to be
given and
shall have such other powers and
perform such
other duties as may be prescribed
by the Board
of Directors or by these ByLaws.

	Section 9. TREASURER. The
treasurer
shall keep and maintain or cause to
be kept and
maintained adequate and correct
books and
records of accounts of the
properties and
business transactions of the
Corporation,
including accounts of its assets,
liabilities,
receipts, disbursements, gains,
losses, capital,
retained earnings and shares. The
books of
account shall at all reasonable
times be open to
inspection by any director.

	The treasurer shall deposit
all monies
and other valuables in the name and
to the credit
of the Corporation with such
depositories as
may be designated by the Board of
Directors.
He or she shall disburse the funds
of the
Corporation as may be ordered by
the Board of
Directors, shall render to the
President and
directors, whenever they request
it, an account
of all of his or her transactions
as treasurer and
of the financial condition of the
Corporation and
shall have other powers and perform
such other
duties as may be prescribed by the
Board of
Directors or these ByLaws.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS,
OFFICERS,
EMPLOYEES AND OTHER AGENTS

	Section 1. AGENTS,
PROCEEDINGS
AND EXPENSES. For the purpose of
this
Article, agent means any person who
is or was
a director, officer, employee or
other agent of
this Corporation or is or was
serving at the
request of the Corporation as a
trustee, director,
officer, employee or agent of
another foreign or
domestic corporation, partnership,
joint venture,
trust or other enterprise or was a
trustee,
director, officer, employee or
agent of a foreign
or domestic corporation which was a
predecessor of another enterprise
at the request
of such predecessor entity;
proceeding means
any threatened, pending or
completed action or
proceeding, whether civil,
criminal,
administrative or investigative;
and expenses
includes without limitation
attorneys fees and
any expenses of establishing a
right to
indemnification under this Article.


	Section 2. ACTIONS OTHER THAN
BY THE CORPORATION. The Corporation
shall indemnify any person who was
or is a
party or is threatened to be made a
party to any
proceeding (other than an action by
or in the
right of the Corporation) by reason
of the fact
that such person is or was an agent
of the
Corporation, against expenses,
judgments,
penalties, fines, settlements and
other amounts
actually and reasonably incurred in
connection
with such proceeding if such person
acted in
good faith and in a manner that
such person
reasonably believed to be in the
best interests of
the Corporation and in the case of
a criminal
proceeding, had no reasonable cause
to believe
the conduct of such person was
unlawful. For
purposes of this Section 2 and
Section 3 below,
(a) the termination of any
proceeding by
judgment, order, or settlement
shall not of itself
create a presumption that the
person did not act
in good faith or in a manner which
the person
reasonably believed to be in the
best interests of
the Corporation or that the person
had
reasonable cause to believe that
the persons
conduct was unlawful, and (b) the
termination
of any proceeding by conviction, or
a plea of
nolo contendere or its equivalent,
or an entry of
an order of probation prior to
judgment, creates
a rebuttable presumption that the
person did not
act in good faith, or in a manner
which the
person reasonably believed to be in
the best
interests of the Corporation or
that the person
had reasonable cause to believe
that the persons
conduct was unlawful.

	Section 3. ACTIONS BY THE
CORPORATION. The Corporation shall
indemnify any person who was or is
a party or is
threatened to be made a party to
any threatened,
pending or completed action by or
in the right of
the Corporation to procure a
judgment in its
favor by reason of the fact that
the person is or
was an agent of the Corporation,
against
expenses actually and reasonably
incurred by
that person in connection with the
defense or
settlement of that action if that
person acted in
good faith and in a manner that
person
reasonably believed to be in the
best interests of
the Corporation.

	Section 4. EXCLUSION OF
INDEMNIFICATION. Notwithstanding
any
provision to the contrary contained
herein, there
shall be no right to
indemnification for any
liability arising by reason of
willful
misfeasance, bad faith, gross
negligence, or the
reckless disregard of the duties
involved in the
conduct of the agents office with
the
Corporation.

	No indemnification shall be
made under
Sections 2 or 3 of this Article:

	(a) In respect of any claim,
issue or
matter as to which that person
shall have been
adjudged to be liable in the
performance of that
persons duty to the Corporation,
unless and
only to the extent that the court
in which that
action was brought shall determine
upon
application that in view of all the
circumstances
of the case, that person was not
liable by reason
of the disabling conduct set forth
in the
preceding paragraph and is fairly
and reasonably
entitled to indemnity for the
expenses which the
court shall determine; or

	(b) In respect of any claim,
issue, or
matter as to which that person
shall have been
adjudged to be liable on the basis
that personal
benefit was improperly received by
him,
whether or not the benefit resulted
from an
action taken in the persons
official capacity; or

	(c) Of amounts paid in
settling or
otherwise disposing of a threatened
or pending
action, with or without court
approval, or of
expenses incurred in defending a
threatened or
pending action which is settled or
otherwise
disposed of without court approval,
unless the
required approval set forth in
Section 6 of this
Article is obtained.

	Section 5. SUCCESSFUL DEFENSE
BY AGENT. To the extent that an
agent of the
Corporation has been successful on
the merits in
defense of any proceeding referred
to in
Sections 2 or 3 of this Article or
in defense of
any claim, issue or matter therein,
before the
court or other body before whom the
proceeding
was brought, the agent shall be
indemnified
against expenses actually and
reasonably
incurred by the agent in connection
therewith,
provided that the Board of
Directors, including a
majority who are disinterested,
nonparty
directors, also determines that
based upon a
review of the facts, the agent was
not liable by
reason of the disabling conduct
referred to in
Section 4 of this Article.

	Section 6. REQUIRED APPROVAL.
Except as provided in Section 5 of
this Article,
any indemnification under this
Article shall be
made by the Corporation only if
authorized in
the specific case on a
determination that
indemnification of the agent is
proper in the
circumstances because the agent has
met the
applicable standard of conduct set
forth in
Sections 2 or 3 of this Article and
is not
prohibited from indemnification
because of the
disabling conduct set forth in
Section 4 of this
Article, by:

	(a) A majority vote of a
quorum
consisting of Independent Directors
who are not
parties to the proceeding; or

	(b) A written opinion by an
independent
legal counsel.

	Section 7. ADVANCEMENT OF
EXPENSES. Expenses incurred in
defending
any proceeding may be advanced by
the
Corporation before the final
disposition of the
proceeding on receipt of an
undertaking by or on
behalf of the agent to repay the
amount of the
advance unless it shall be
determined ultimately
that the agent is entitled to be
indemnified as
authorized in this Article,
provided the agent
provides a security for his
undertaking, or a
majority of a quorum of the
disinterested,
nonparty directors, or an
independent legal
counsel in a written opinion,
determine that
based on a review of readily
available facts,
there is reason to believe that
said agent
ultimately will be found entitled
to
indemnification.

	Section 8. OTHER CONTRACTUAL
RIGHTS. Nothing contained in this
Article shall
affect any right to indemnification
to which
persons other than directors and
officers of the
Corporation or any subsidiary
thereof may be
entitled by contract or otherwise.

	Section 9. LIMITATIONS. No
indemnification or advance shall be
made under
this Article in any circumstances
where it would
be inconsistent with:

	(a) A provision of the
Charter, a
resolution of the stockholders, or
an agreement
which prohibits or otherwise limits
indemnification which was in effect
at the time
of accrual of the alleged cause of
action asserted
in the proceeding in which the
expenses were
incurred or other amounts were
paid; or

	(b) Any condition expressly
imposed by
a court in approving a settlement.

	Section 10. INSURANCE. Upon
and in
the event of a determination by the
Board of
Directors to purchase such
insurance, the
Corporation shall be entitled to
purchase and
maintain insurance on behalf of any
agent of the
Corporation against any liability
asserted
against or incurred by the agent in
such capacity
or arising out of the agents status
as such.

	Section 11. FIDUCIARIES OF
EMPLOYEE BENEFIT PLAN. This Article
does not apply to any proceeding
against any
director, investment manager or
other fiduciary
of an employee benefit plan in that
persons
capacity as such, even though that
person may
also be an agent of the Corporation
as defined in
Section 1 of this Article. Nothing
contained in
this Article shall limit any right
to
indemnification to which such a
director,
investment manager, or other
fiduciary may be
entitled by contract or otherwise
which shall be
enforceable to the extent permitted
by
applicable law other than this
Article.

ARTICLE VII
RECORDS AND REPORTS

	Section 1. MAINTENANCE AND
INSPECTION OF SHARE REGISTER. The
Corporation shall keep at its
principal executive
office or at the office of its
transfer agent or
registrar a record of its
stockholders, providing
the names and addresses of all
stockholders and
the number, series and classes of
shares held by
each stockholder.

	Section 2. MAINTENANCE AND
INSPECTION OF BYLAWS. The
Corporation
shall keep at its principal
executive office the
original or a copy of these ByLaws
as amended
to date, which shall be open to
inspection by the
stockholders at all reasonable
times during
office hours.


	Section 3. MAINTENANCE AND
INSPECTION OF OTHER RECORDS. The
accounting books and records and
minutes of
proceedings of the stockholders and
the Board
of Directors and any committee or
committees
of the Board of Directors shall be
kept at such
place or places designated by the
Board of
Directors or in the absence of such
designation,
at the principal executive office
of the
Corporation. The minutes shall be
kept in record
form and the accounting books and
records shall
be kept either in written form or
in any other
form capable of being converted
into written
form. The minutes and accounting
books and
records shall be open to inspection
upon the
written demand of any stockholder
or holder of
a voting trust certificate at any
reasonable time
during usual business hours for a
purpose
reasonably related to the holders
interests as a
stockholder or as the holder of a
voting trust
certificate. The inspection may be
made in
person or by an agent or attorney.

	Section 4. INSPECTION BY
DIRECTORS. Every director shall
have the
absolute right at any reasonable
time to inspect
all books, records, and documents
of every kind
and the physical properties of the
Corporation.
This inspection by a director may
be made in
person or by an agent or attorney
and the right
of inspection includes the right to
copy and
make extracts of documents.


ARTICLE VIII
DIVIDENDS

	Section 1. DECLARATION OF
DIVIDENDS. Dividends upon the
shares of
capital stock of the Corporation
may, subject to
the provisions of the Charter, if
any, be declared
by the Board of Directors at any
regular or
special meeting, pursuant to
applicable law.
Dividends may be paid in cash, in
property, or
in shares of the Corporation.

	Section 2. RESERVES. Before
payment
of any dividend there may be set
aside out of
any funds of the Corporation
available for
dividends such sum or sums as the
Board of
Directors may, from time to time,
in its absolute
discretion, think proper as a
reserve fund to
meet contingencies, or for
equalizing dividends,
or for repairing or maintaining any
property of
the Corporation, or for such other
purpose as the
Board of Directors shall deem to be
in the best
interests of the Corporation, and
the Board of
Directors may abolish any such
reserve in the
manner in which it was created.

ARTICLE IX
GENERAL MATTERS

	Section 1. CHECKS, DRAFTS,
EVIDENCE OF INDEBTEDNESS. All
checks,
drafts, or other orders for payment
of money,
notes or other evidences of
indebtedness issued
in the name of or payable to the
Corporation
shall be signed or endorsed by such
person or
persons and in such manner as from
time to time
shall be determined by resolution
of the Board
of Directors.

	Section 2. CONTRACTS AND
INSTRUMENTS; HOW EXECUTED. The
Board of Directors, except as
otherwise
provided in these ByLaws, may
authorize any
officer or officers, agent or
agents, to enter into
any contract or execute any
instrument in the
name of and on behalf of the
Corporation and
this authority may be general or
confined to
specific instances; and unless so
authorized or
ratified by the Board of Directors
or within the
agency power of an officer, no
officer, agent, or
employee shall have any power or
authority to
bind the Corporation by any
contract or
engagement or to pledge its credit
or to render it
liable for any purpose or for any
amount.

	Section 3. CERTIFICATES FOR
SHARES. A certificate or
certificates for shares
of capital stock in any series of
the Corporation
may be issued to a stockholder upon
his or her
request when such shares are fully
paid. All
certificates shall be signed in the
name of the
Corporation by the Chairperson, the
President or
vice president and by the treasurer
or an
assistant treasurer or the
secretary or any
assistant secretary, certifying the
number of
shares and the series and class of
shares owned
by the stockholders. Any or all of
the signatures
on the certificate may be
facsimile. In case any
officer, transfer agent, or
registrar who has
signed or whose facsimile signature
has been
placed on a certificate shall have
ceased to be
such officer, transfer agent, or
registrar before
such certificate is issued, it may
be issued by the
Corporation with the same effect as
if such
person were an officer, transfer
agent or
registrar at the date of issue.
Notwithstanding
the foregoing, the Corporation may
adopt and
use a system of issuance,
recordation and
transfer of its shares by
electronic or other
means.

	Section 4. LOST CERTIFICATES.
Except as provided in this Section
4, no new
certificates for shares shall be
issued to replace
an old certificate unless the
latter is surrendered
to the Corporation and cancelled at
the same
time.  In case any share
certificate or certificate
for any other security is lost,
stolen or
destroyed, the appropriate officers
of the
Corporation may authorize the
issuance of a
replacement certificate on such
terms and
conditions as the Board of
Directors or such
appropriate officers may require,
including a
provision for indemnification of
the Corporation
secured by a bond or other adequate
security
sufficient to protect the
Corporation against any
claim that may be made against it,
including any
expense or liability on account of
the alleged
loss, theft, or destruction of the
certificate or the
issuance of the replacement
certificate.

	Section 5. REPRESENTATION OF
SHARES OF OTHER ENTITIES HELD BY
THE CORPORATION. The Chairperson,
the
President or any vice president or
any other
person authorized by resolution of
the Board of
Directors or by any of the
foregoing designated
officers, is authorized to vote or
represent on
behalf of the Corporation any and
all shares of
any corporation, partnership,
trust, or other
entity, foreign or domestic,
standing in the name
of the Corporation. The authority
granted may
be exercised in person or by a
proxy duly
executed by such designated person.

	Section 6. TRANSFER OF
SHARES.
Shares of the Corporation shall be
transferable
only on the record books of the
Corporation by
the person in whose name such
Shares are
registered, or by his or her duly
authorized
attorney or representative. In all
cases of
transfer by an attorney in fact,
the original
power of attorney, or an official
copy thereof
duly certified, shall be deposited
and remain
with the Corporation, its transfer
agent or other
duly authorized agent. In case of
transfers by
executors, administrators,
guardians or other
legal representatives, duly
authenticated
evidence of their authority shall
be produced,
and may be required to be deposited
and remain
with the Corporation, its transfer
agent or other
duly authorized agent. No transfer
shall be made
unless and until the certificate
issued to the
transferor, if any, shall be
delivered to the
Corporation, its transfer agent or
other duly
authorized agent, properly
endorsed.

	Section 7. HOLDERS OF RECORD.
The Corporation shall be entitled
to treat the
holder of record of any share or
shares as the
owner thereof and, accordingly,
shall not be
bound to recognize any equitable or
other claim
to or interest in such share or
shares on the part
of any other person, whether or not
the
Corporation shall have express or
other notice
thereof.

	Section 8.  RECORD DATES.
The
Board of Directors may close the
stock transfer
books of the Corporation for a
period not
exceeding twenty days preceding the
date of any
meeting of stockholders, or the
date for payment
of any dividend, or the date for
the allotment of
rights, or the date when any change
or
conversion or exchange of capital
stock shall go
into effect, or for a period of not
exceeding
twenty days in connection with the
obtaining of
the consent of stockholders for
any, purpose;
provided, however, that in lieu of
closing the
stock transfer books as aforesaid,
the Board of
Directors may fix in advance a
date, not
exceeding ninety days preceding the
date of any
meeting of stockholders, or the
date for payment
of any dividend, or the date for
the allotment of
rights, or the date when any change
or
conversion or exchange of capital
stock shall go
into effect, or a date in
connection with
obtaining such consent, as a record
date for the
determination of the stockholders
entitled to
notice of, and to vote at any such
meeting and
any adjournment thereof, or
entitled to receive
payment of any such dividend, or to
any such
allotment of rights, or to exercise
the rights in
respect of any such change,
conversion or
exchange of capital stock or to
give such
consent, and in such case such
stockholders and
only such stockholders as shall be
stockholders
of record on the date so fixed
shall be entitled to
such notice of, and to vote at,
such meeting and
any adjournment thereof, or to
receive payment
of such dividend or to receive such
allotment of
rights or to exercise such rights,
or to give such
consent, as the case may be,
notwithstanding
any transfer of any stock on the
books of the
Corporation after any such record
date fixed as
aforesaid.

	Section 9. FISCAL YEAR.  The
fiscal
year of the Corporation and each
series thereof
shall be fixed by resolution of the
Board of
Directors and, subject to
applicable law or
regulation, may be re fixed or
changed from
time to time by resolution of the
Board of
Directors.  The fiscal year of the
Corporation
shall be the taxable year of each
series of the
Corporation.

ARTICLE X
AMENDMENTS

	Section 1. AMENDMENT.  These
By
laws may be restated and/or amended
at any
time, without the approval of the
stockholders,
by an instrument in writing signed
by, or a
resolution of, a majority of the
then Board of
Directors.


Approved as of December 17, 1998
Amended and Restated as of August
19, 2004